UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 7, 2006


                            Heartland Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)


              Delaware                     1-10520               36-3606475
    (State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
 of Incorporation or Organization)                           Identification No.)

 53 W. Jackson Blvd., Suite 1150 Chicago, Illinois                  60604
    (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (312) 834-0592

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              _____________________

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 7, 2006, CMC/Heartland Partners Holdings, Inc., the General Partner of the Company, entered into Amendment Number 2 to the Amended and Restated Agreement of Limited Partnership of the Company in order to reflect that the Company no longer has Class B Interest outstanding. Pursuant to the amendment, the previous 0.5% allocation to the Class B Limited Partner will be allocated to the Class A Limited Partner. The amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT        DESCRIPTION
-------        -----------

  10.1 Amendment Number 2 to the Amended and Restated Agreement of Limited Partnership of Heartland Partners, L.P., dated March 7, 2006, by CMC/Heartland Partners Holdings, Inc., the General Partner.













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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HEARTLAND PARTNERS, L.P.


                                      By: CMC/HEARTLAND PARTNERS HOLDINGS, INC.,
                                          its General Partner


Date:  March 13, 2006                 By: /s/ Lawrence S. Adelson
                                          --------------------------------------
                                          Name: Lawrence S. Adelson
                                          Title: President












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
                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------

 10.1 Amendment Number 2 to the Amended and Restated Agreement of Limited Partnership of Heartland Partners, L.P., dated March 7, 2006, by CMC/Heartland Partners Holdings, Inc., the General Partner.











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